                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       AMERIVISION COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        AMERIVISION COMMUNICATIONS, INC.
                        5900 MOSTELLER DRIVE, SUITE 1600
                          OKLAHOMA CITY, OKLAHOMA 73112

             .......................................................

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2002

         A special meeting of the Stockholders (the "Meeting") of AmeriVision Communications, Inc. (the "Company") will be held in the Company's conference room, Suite 1900, 5900 Mosteller Drive, Oklahoma City, Oklahoma 73112, on December 10, 2002, commencing at 2:00 p.m. (Central Standard Time) for the following purposes:

         1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of its single class of authorized common stock, par value $.10 per share, to 10,000,000 from the current authorization of 1,000,000.

         2. To approve an amendment to the Company's Certificate of Incorporation to eliminate the personal liability of its directors for actions or omissions undertaken by them in good faith

         Each of these items of business is more fully described in the Proxy Statement accompanying this Notice of Special Meeting. Under the Company's Bylaws, no business may be lawfully transacted at the Meeting or at any adjournment or postponement thereof which is not adequately described in a notice calling the Meeting. Accordingly, no additional business will be transacted. The Board of Directors has fixed the close of business on Friday, November 15, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment of postponement thereof. A list of such stockholders will be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for no fewer than ten days prior to the Meeting at the office of the Secretary of the Company, and on the date and time and at the location of the Meeting.

         All stockholders are cordially invited to attend the Meeting.

By Order of the Board of Directors

/s/ JOHN E. TELLING
John E. Telling
President and Chief Executive Officer

November __, 2002

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                        AMERIVISION COMMUNICATIONS, INC.
                        5900 MOSTELLER DRIVE, SUITE 1600
                          OKLAHOMA CITY, OKLAHOMA 73112

             .......................................................

                                 PROXY STATEMENT

             .......................................................

                       FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 10, 2002


                               GENERAL INFORMATION

         This Proxy Statement is being furnished to each holder of record of one or more outstanding shares of the single class of capital stock authorized for issuance by the Certificate of Incorporation of AmeriVision Communications, Inc. (the "Company"), for his, her or its use in considering whether to comply with the proxy solicitation being made by the Company's Board of Directors in connection with the conduct of a special meeting of the Company's stockholders, and of any adjournments or postponements thereof (the "Meeting"). Each copy of this Proxy Statement being mailed or otherwise delivered to stockholders is accompanied by a single page Proxy by which a stockholder's vote may be recorded (the "Proxy Card") and a Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying Notice and Proxy Card are being mailed to Company stockholders of record on or about November 19, 2002.

MEETING; PROPOSALS TO BE CONSIDERED

         The Meeting is scheduled to be held on Tuesday, December 10, 2002, commencing at 2:00 p.m. local time, in the Company's conference room, Suite 1900, 5900 Mosteller Drive, Oklahoma City, Oklahoma 73112. Only holders of record of shares of the Company's outstanding capital stock at the close of business on the Record Date (as defined below), are entitled to receive notice of and to vote at the Meeting. At the Meeting, such holders will be asked to consider and vote upon the following proposals:

                  1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of its single class of authorized common stock, par value $.10 per share, to 10,000,000 from the current authorization of 1,000,000 ("PROPOSAL #1).

                  2. To approve an amendment to the Company's Certificate of Incorporation to eliminate the personal liability of its directors for actions or omissions undertaken by them in good faith ("PROPOSAL #2).

No other purpose for the Meeting has been stated in the notice of its call, and
Article II, Section 2.3 of the Company's Bylaws specifies that no business may be transacted at the Meeting unless stated in the notice. Accordingly, only Proposal #1 and Proposal #2 (collectively the "Proposals") will be considered at the Meeting.

RECORD DATE; QUORUM

         Only holders of record of shares of the Company's voting common stock, $.10 par value (the "Common Stock"), as of the close of business on Friday, November 15, 2002 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were 847,975.14 shares of Common Stock outstanding and entitled to vote, held by approximately 1,321 stockholders of record, with each share being entitled to one vote. The presence, in person or by proxy, of holders of at least one-half of the outstanding shares of Common Stock (or approximately 423,987.58 shares), is necessary to constitute a quorum at the Meeting. Proxy Cards marked "Abstain" will be counted for purposes of determining the presence of a quorum but will not be voted for or against either of the Proposals.

VOTE REQUIRED

         Because each of the Proposals will, if approved, result in an amendment to the Company's Certificate of Incorporation, Oklahoma law requires that an affirmative vote be cast by the holders of a majority of the outstanding Common Stock. (rather than, as with most other stockholder actions, the affirmative vote of a bare majority of those stockholders in attendance and voting at the Meeting, whether in person or by properly submitted Proxy Card). Each stockholder will be able to cast one vote for each share of Common Stock held of record on the Record Date. The current directors and executive officers of the Company and their affiliates are expected to be the beneficial owners, as of the Record Date, of 202,778 outstanding shares of Common Stock. (or approximately 23.91% of all then issued and outstanding) . Each has indicated an intention to vote in favor of each of the Proposals.

PROXIES

         Any holder of the Company's Common Stock who shall have delivered a Proxy Card may revoke it at any time before it is voted by (i) giving written notice of revocation, or (ii) submitting to the Company prior to the vote a signed proxy card bearing a later date, or (iii) stating in the Meeting prior to the taking of the stockholder vote that the proxy vote is revoked. Any notice of revocation should be sent to the Company at its principal office location, 5900 Mosteller Drive, Suite 1600, Oklahoma City, Oklahoma 73112, addressed to the attention of: Al Jones, Secretary. A proxy vote will not be revoked by subsequent death or incapacity of the stockholder executing the Proxy Card unless, before the vote, notice of such death or incapacity is filed with the Company. Shares of Common Stock represented by a properly executed Proxy Card received at or prior to the Meeting and not subsequently revoked will be voted as directed in such Proxy Card. IF THE PROXY CARD IS PROPERLY EXECUTED BUT INSTRUCTIONS ARE NOT GIVEN WITH REGARD TO THE MANNER IN WHICH THE PROXY HOLDER IS TO VOTE ON ONE OR BOTH OF THE PROPOSALS, THE SHARES REPRESENTED BY SUCH PROXY CARD WILL BE VOTED FOR APPROVAL OF EACH

SUCH PROPOSAL. If necessary, and unless contrary instructions are given, the proxy holder also may vote in favor of a proposal to adjourn the meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve the Proposals. As of the date of this Proxy Statement, no member of the Board of Directors is aware of any business which may be lawfully presented for consideration at the Meeting other than the Proposals.

SOLICITATION OF PROXIES

         Proxy votes may be solicited on behalf of the Company by its officers and employees, who will receive no additional compensation for such services, directors, and by Tullius, Taylor, Sartain & Sartain, LLP ("TTSS"), an independent entity, which will assist in such solicitation from banks, brokerage firms, other nominees, institutional holders and individual shareholders. The services of TTSS will include:

         1. delivering proxy materials to nominees for redelivery to beneficial owners of shares of Common Stock;

         2. supervising follow-up calls to individual and institutional stockholders to ensure receipt of the proxy materials and to encourage them to vote; and

         3.       answering routine telephone inquiries from stockholders.

The Company will pay TTSS a fee, based upon an hourly rate, not expected to exceed $5,000, as compensation for its services, plus reimbursement of reasonable out-of-pocket expenses, and will indemnify TTSS against any losses arising out of its proxy soliciting services on behalf of the Company. Brokers, custodians and other fiduciaries will be requested to forward the Company's proxy solicitation materials to the beneficial owners of Common Stock held in their names, and the Company will reimburse such fiduciaries for the out-of-pocket expenses incurred by them in connection with such activities.

         WHILE MANAGEMENT ENCOURAGES YOUR ATTENDANCE AT THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

OWNERSHIP OF COMMON STOCK BY DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning the beneficial ownership of Common Stock as of November 15, 2002, by (a) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director of the Company, (c) each executive officer, and (d) all executive officers and directors as a group. The Company believes that each of such stockholders has the sole voting and dispositive power over the shares held by such stockholder except as otherwise indicated.



                                                                                    Shares of Common Stock
                                                                                     Beneficially Owned
                                                                        --------------------------------------------
                                                                                                    Percentage of
Name and Address of Beneficial Owner                                        Number                Outstanding Shares
------------------------------------                                      ----------              ------------------
Tracey C. Freeny (1)                                                      153,443.00                   18.1%
         6220 N.E. 113th
         Edmond, OK 73013

Sharon Freeny (1)                                                         153,443.00                    18.1
         6220 N.E. 113th
         Edmond, OK 73013

Donald N. Price                                                            50,000.00                    5.9
         7894 E 135 County Road
         Holdenville, OK 74848

Harvey and Alice Price Limited Partnership                                 50,000.00                    5.9
         8121 E 129
         Wetumka, Oklahoma 74883

Jay A. Sekulow (2)                                                         67,161.00                    7.9
         2700 Sugarloaf Club Drive
         Duluth GA 30097

Directors and Executive Officers

David W. Clark, Chairman                                                    1,000.00                    (3)

Thomas R. Choquette, Director                                               4,775.00                    (1)

Sharon L. Freeny, Director                                                153,443.00                    (3)

Wilbur C. Fulbright, Director                                              13,430.00                    1.6

Belarmino R. Gonzalez, Director                                             1,287.00                    (3)

Kenneth R. Guthrie, Director                                                3,300.00                    (3)

Curtis J. Nestergard, Director                                              2,002.00                    (3)

Arthur T. Richardson, Director                                              1,625.00                    (3)

John E. Telling, Director, CEO and President (4)                           43,788.75                    5.2

Al J. Jones, Secretary                                                      5,423.00                    (3)

Loni L. Woodley, Treasurer and CFO                                                --

All Executive Officers and Directors as                                   230,073.75                    27.1
         a Group (9 Persons)


-----------------

(1) Includes 151,243 shares held individually or jointly by Mr. and Mrs. Freeny and 2,200 shares held by Mr. Freeny's minor son, with respect to which Mr. Freeny has sole voting and dispositive power.
(2) Includes 6,812 shares held by Mr. Sekulow; an additional 27,296 shares reserved for future issuance to him upon exercise of an outstanding option grant; 29,653 shares held by Christian Advocates Serving Evangelism (CASE), a non profit corporation of which Mr. Sekulow serves as president and director, and as to which shares Mr. Sekulow holds shared voting and dispositive power; and 3,400 shares reserved for issuance to CASE upon exercise of an outstanding stock purchase warrant.
(3)      Less than 1%
(4) Includes 11,099 shares held by Mr. Telling; an additional 5,393.75 held by Judith A. Telling, Mr. Telling's wife; and 27,296 shares reserved for future issuance to Mr. Telling upon exercise of an outstanding stock option grant.

              PROPOSAL #1 - AMENDMENT TO COMPANY'S CERTIFICATE OF
               INCORPORATION TO INCREASE AUTHORIZED CAPITAL STOCK

         The Company's Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of Common Stock. No shares of preferred stock are authorized for issuance. On September 24, 2002, the Board of Directors voted to propose to the Company's stockholders and to recommend their approval of an amendment to the Certificate of Incorporation which would increase the number of authorized shares of Common Stock to 10,000,000. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required by Oklahoma law to approve the amendment to the Company's Certificate of Incorporation. An approval of Proposal #1 will result in the filing with the Oklahoma Department of State of Articles of Amendment to the Company's Certificate of Incorporation, in the form attached hereto as APPENDIX A, which eliminates and replaces numbered Section 5 to that Certificate of Incorporation.

CURRENT STATUS OF COMMON STOCK

         As of the Record Date, there were a total of 943,863.14 shares of Common Stock outstanding or reserved for future issuance, with no shares held by the Company in its treasury. This total includes 847,975.14 outstanding shares, 86,888 shares reserved for issuance under separate stock options granted to four individual former directors of the Company under a Board of Directors Stock Option Plan, dated as of May 24, 1999, and 9,000 shares reserved for issuance under separate stock options granted to 13 current employees under the Company's Employees' Stock Incentive Plan, dated as of July 1, 2000. Only 56,136.86 shares of Common Stock, or 5.61% of the currently authorized total, remain unissued and unreserved.

DESCRIPTION OF COMMON STOCK

         The amendment to the Company's Certificate of Incorporation would increase by 900% the number of shares of Common Stock available for future issuance by the Company, but would have no effect upon the terms of shares currently outstanding or reserved for issuance nor upon the rights of holders of such shares or of options to acquire the same. Holders of Common Stock are entitled to one vote for each share held and have no preemptive or other rights to subscribe for additional shares to be issued by the Company. Similarly, no cumulative voting rights exist, with the result that holders of more than 50% of the shares of Common Stock are able to elect 100% of the Company's directors. All outstanding shares of Common Stock are, and those issuable upon the exercise of options will be, when issued and fully paid for, validly issued, fully paid and non-assessable. Holders of Common Stock are entitled to such dividends as may be declared by the Board of Directors out of funds legally available therefor. On liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to receive their pro rata portion of the net assets of the Company remaining after the payment of all debts, obligations and liquidation preferences, if any.

PURPOSE OF THE PROPOSED AMENDMENT

         The Board of Directors believes it is in the best interests of the Company and its stockholders to increase the number of shares of Common Stock which the Company is authorized to issue notwithstanding that, as of the date of this Proxy Statement, the Company has no agreement, commitment or plan with respect to the sale or issuance of additional shares other than with respect to those shares of Common Stock presently reserved for issuance under the director and employee stock plans noted above. The Board of Directors believes that such proposed increase will make available a sufficient number of authorized shares of Common Stock for future issuance in the form, for example, of stock splits or stock dividends, and also to better enable the Company to engage in transactions intended to provide it with additional equity capital (such as through public or private offerings of Common Stock), to acquire assets through corporate mergers or other forms of acquisition involving shares of the Company's authorized stock, to make investments using debt securities convertible into Common Stock, to allow the Company to meet outstanding share listing requirements imposed by stock market exchanges, to establish or expand employee benefit plans, and for other corporate purposes in support of the Company's growth and profitability. The Board of Directors believes that approval of Proposal #1 will enhance the Company's flexibility in connection with such possible future actions and will allow shares of Common Stock to be issued without the expense and delay of further stockholder meetings.

EFFECTS OF THE PROPOSED AMENDMENT

         If Proposal #1 is adopted, the additional shares of authorized Common Stock, as well as those currently authorized but unissued, would be available for future issuance without further action by the stockholders unless such approval would be expressly required by applicable law or by the rules or regulations of any agency having jurisdiction over the Company or any exchange or quotation service on which the Company's capital stock may then be listed. If additional shares of Common Stock are issued as a result of the Proposal's approval and the consequent increase in the number of shares of authorized Common Stock, the voting power of existing stockholders and the Company's earnings per share of outstanding stock could be diluted. In addition, the resulting ability of the Company to issue additional shares could affect the ability of others to undertake a change in control of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL #1.

               PROPOSAL #2 - AMENDMENT TO COMPANY'S CERTIFICATE OF
                 INCORPORATION TO ELIMINATE DIRECTORS' PERSONAL
                    LIABILITY ARISING FROM GOOD FAITH ACTIONS

         Section 1006 B.7. of Oklahoma's General Corporation Act authorizes a corporation's Certificate of Incorporation to include a provision which, with certain limitations, eliminates whatever personal liability for monetary damages might otherwise attach to any of its directors arising from the breach of a fiduciary duty owing by the director to the corporation or its stockholders. Such a provision is deemed acceptable under Oklahoma law as long as it will have no retroactive effect and will not apply to a breach of the director's duty of loyalty or to any act or omission undertaken other than in good faith or which involves (a) intentional misconduct, (b) a knowing violation of law, (c) the payment of an unlawful dividend, (d) the undertaking of an unlawful stock purchase or stock redemption, or (e) the director's receipt of any improper personal benefit. The Company's existing Certificate of Incorporation does not include such a provision. Wishing for its members to be freed of the threat of personal liability in those instances in which their actions are taken in good faith, the Company's Board of Directors has adopted such a provision in the following form:

                  To the fullest extent permitted by the Oklahoma General Corporation Act as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

and seeks its approval by the Company's stockholders. An approval of Proposal #2 will result in the filing with the Oklahoma Department of State of Articles of Amendment to the Company's Certificate of Incorporation, in the form attached hereto as Appendix B, which adds numbered Section 8 to that Certificate of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL #2.



By order of the Board of Directors          /s/ John E. Telling
                                            ------------------------------------
                                            John E. Telling, Chief Executive
                                            Officer and President

                                   APPENDIX A



                          ARTICLES OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                        AMERIVISION COMMUNICATIONS, INC.

                  * * * * * * * * * * * * * * * * * * * * * * *



         AMERIVISION COMMUNICATIONS, INC., an Oklahoma corporation (the "CORPORATION"), hereby certifies as follows:

         1. The Corporation hereby amends its Certificate of Incorporation to change its authorized capital from 1,000,000 shares of common voting stock, $.10 par value, to 10,000,000 shares of common voting stock, $.10 par value; and in that regard Section 5 of the Corporation's Certificate of Incorporation is hereby deleted in its entirety and there is substituted in lieu thereof, also to be designated as Section 5., the following material:

         5. CAPITAL STOCK:

                   The aggregate number of shares of capital stock authorized to be issued by the Corporation shall be 10,000,000 shares of common stock, each with a par value of $.10 (the "COMMON STOCK"). Each share of issued and outstanding Common Stock shall entitle the holder thereof to fully participate in all shareholder meetings, to cast one vote on each matter with respect to which shareholders have the right to vote, and to share ratably in all dividends and other distributions declared and paid with respect to the Common Stock, as well as in the net assets of the Corporation upon liquidation or dissolution.

                        . . . . . . . . . . . . . . . . .

         2. The foregoing amendment shall become effective as of the close of business on the date these Articles of Amendment are approved by the Oklahoma Department of State and all filing fees then due have been paid, all in accordance with the corporation laws of the State of Oklahoma.

         3. The amendment recited in Section 1. above has been duly adopted in accordance with the provisions of Title 18, Oklahoma Statutes, ss.1077, the Corporation's board of directors having adopted a resolution setting forth the foregoing amendment and declaring its advisability; a special meeting of the Corporation's shareholders having been properly called, noticed, convened and conducted to consider the amendment; and the holders of a majority of all shares of the Corporation's outstanding common stock having voted in favor of the amendment's adoption.

         IN WITNESS WHEREOF, AMERIVISION COMMUNICATIONS, INC. has caused these Articles of Amendment to be prepared under the signature of its President this ____ day of ________ 2002.

Attest:                                   AMERIVISION COMMUNICATIONS, INC.

                                          By:
------------------------                    ----------------------------------

                      , Secretary             John E. Telling, President
---------------------

                                  APPENDIX B


                          ARTICLES OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                        AMERIVISION COMMUNICATIONS, INC.

                  * * * * * * * * * * * * * * * * * * * * * * *


         AMERIVISION COMMUNICATIONS, INC., an Oklahoma corporation (the "Corporation"), hereby certifies as follows:

                   1. The Corporation hereby amends its Certificate of Incorporation to eliminate the possibility of personal liability attaching to any of its directors for actions or omissions undertaken by them in good faith; and in that regard Section 8 of the Corporation's Certificate of Incorporation is hereby added to read as follows:

                  "To the fullest extent permitted by the Oklahoma General Corporation Act as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director."

                       . . . . . . . . . . . . . . . . .

         2. The foregoing amendment shall become effective as of the close of business on the date these Articles of Amendment are approved by the Oklahoma Department of State and all filing fees then due have been paid, all in accordance with the corporation laws of the State of Oklahoma.

         3. The amendment recited in Section 1. above has been duly adopted in accordance with the provisions of Title 18, Oklahoma Statutes, ss.1077, the Corporation's board of directors having adopted a resolution setting forth the foregoing amendment and declaring its advisability; a special meeting of the Corporation's shareholders having been properly called, noticed, convened and conducted to consider the amendment; and the holders of a majority of all shares of the Corporation's outstanding common stock having voted in favor of the amendment's adoption.

         IN WITNESS WHEREOF, AMERIVISION COMMUNICATIONS, INC. has caused these Articles of Amendment to be prepared under the signature of its President this ____ day of ________ 2002.

Attest:                                     AMERIVISION COMMUNICATIONS, INC.


                                            By: /s/ John E. Telling
---------------------------------               --------------------------------
_____________________ , Secretary               John E. Telling, President

                        AMERIVISION COMMUNICATIONS, INC.
                         Special Meeting of Stockholders
                                December 10, 2002

                  BOARD OF DIRECTOR SOLICITED STOCKHOLDER PROXY

   The Board of Directors recommends a vote "For" each of Proposals #1 and #2

         The undersigned hereby appoints John E. Telling and Al Jones, jointly and severally, or such other person(s) as the board of directors of AmeriVision Communications, Inc. (the "Company") may designate, as proxies for the undersigned, with full power of substitution, to represent the undersigned at the special meeting of the Company's stockholders, to be held on Tuesday, December 10, 2002, commencing at 2:00 p.m., local time, and at any and all adjournments thereof, and to vote thereat in accordance with the following directions all shares of the Company's single class of capital stock registered in the name of the undersigned:

1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of its single class of authorized common stock, par value $.10 per share, to 10,000,000 from the current authorization of 1,000,000 ("Proposal #1").

                                                                         FOR [ ]
                                                                     AGAINST [ ]
                                                                     ABSTAIN [ ]


2. To approve an amendment to the Company's Certificate of Incorporation to eliminate the personal liability of its directors for actions or omissions undertaken by them in good faith ("Proposal #2").

                                                                         FOR [ ]
                                                                     AGAINST [ ]
                                                                     ABSTAIN [ ]

3. In their discretion, to vote in favor of a proposal to adjourn the meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve the Proposal.

                                                                         FOR [ ]
                                                                     AGAINST [ ]
                                                                     ABSTAIN [ ]

         THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS #1 AND #2.

         DATED: _________ __, 2002

                                          --------------------------------------
                                          (signature of shareholder)


                                          --------------------------------------
                                          (printed name)


                                          --------------------------------------
                                          (signature of joint owner, if any)


                                          --------------------------------------
                                          (printed name of joint owner, if any)

         Please sign this Proxy exactly as your name appears on the envelope within which this material was received. If shares are owned of record jointly, each shareholder must sign. Agents, executors, administrators, guardians and trustees must give full title as such. Corporations should sign by their president or other authorized officer, and evidence of such authorization should be presented. Mark each vote with an X in the appropriate box.